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                                                                   EXHIBIT 10.37

                             CONSULTING AGREEMENT

     THIS CONSULTING AGREEMENT (the "Agreement") is made an entered into as of the 31 day of December, 1998 (the "Effective Date"), by and between Liquid Audio, Inc., a corporation duly incorporated and existing under the laws of the State of California, U.S.A. with its principal place of business at 2403 Broadway, Redwood City, California 94063 U.S.A. ("Liquid Audio") and SKM Limited, a corporation duly incorporated and existing under the laws of the Republic of Korea with its principal place of business at HaeSung 1 Building, 5F, 942 Daechi 3-Dong, Kangnam-Gu, Seoul, 135-283 Korea ("SKM").

                                  WITNESSETH
                                  ----------

     WHEREAS, Liquid Audio and SKM desire to establish a relationship in order to form a joint venture company, a.k.a. Liquid Audio Korea ("LAK"), in the Republic of Korea.

     WHEREAS, as one of the efforts made by SKM to form and promote the joint venture, SKM desires to obtain the benefit of consulting and advisory services of Liquid Audio, with focus on the technical and business aspects; and

     WHEREAS, Liquid Audio is willing to render such consulting and advisory services to SKM.

     NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth below, it is agreed as follows:

Article 1.  Appointment
            -----------

     Subject to the terms and conditions hereinafter set forth, SKM hereby appoints Liquid Audio as its consultant to provide consulting and advisory services as described in Article 2 hereunder during the term of this Agreement as set forth in Article 4 hereof, and Liquid Audio hereby accepts such appointment.

Article 2.  Scope of Services
            -----------------

     The consulting and advisory services, further details of which are described in Exhibits 1 nd 2 attached hereto, to be provided by Liquid Audio for SKM shall mainly include, but shall not be limited to, the following:

     1. Providing technical consulting and support, one of the projects being the creation of a consumer electronic product (including flash memory music players);

     2.   Providing business consulting and support;

     (collectively, the "Services")

     In respect of the Services, SKM acknowledges that the Services have been provided since 1 October 1998 and that such Services shall continue until 31 December 1998.
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SKM acknowledges that all Services are provided on an as-is basis without warranty of any kind, and Liquid Audio disclaims any and all warranties, whether express or implied. Liquid Audio reserves all ownership rights in and to the work product and pre-existing materials delivered or disclosed to SKM pursuant to the Services (herein, "LA Materials"). SKM shall have a limited license to use the LA Materials internally for the purpose of furthering the contemplated joint venture between the parties in a manner subject to the mutual approval of both parties, and for no other purpose. During and after the term of this Agreement, all LA Materials are and remain the confidential information of Liquid Audio and SKM agrees to maintain the confidentiality of such materials and not to disclose such materials to any other party.

Article 3.  Consulting Fee
            --------------

     In consideration of the Services rendered by Liquid Audio under Article 2, SKM shall provide to Liquid Audio the consulting fee of [*] net of any withholding tax. The consulting fee shall be paid to Liquid Audio within ten days of the end of the term. The payment shall be made by means of telegraphic transfer to the bank account designated by Liquid Audio.

Article 4.  Term
            ----

     The term of this Agreement shall be from the Effective Date to 31 December 1998.

Article 5.  Termination
            -----------

     Either party may terminate this Agreement by written notice to the other party, should the other party breach any material term and condition of this Agreement and fail to cure such material breach within five (5) days of receiving the written notice of such breach specifying the particulars thereof.

Article 6.  Notices
            -------

     Any notices required or permitted hereunder shall be given to the appropriate party at the address specified below or at such other address as the party may specify in writing. Such notice shall be deemed served upon personal delivery, or if sent by certified or registered mail, portage prepaid, then shall be deemed served ten (10) days after the date of mailing. Notice by facsimile shall be deemed served upon receipt; provided that a confirmation copy is also dispatched immediately thereafter by first-class registered mail.

Liquid Audio:  Attn: Robert Flynn
               Liquid Audio, Inc.
               2403 Broadway, Redwood City
               California, 94603 U.S.A.
               Fax: (1-650) 549-2099

SKM:           Attn: Kyu Hwa Lee
               SKM Limited
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               HaeSung 1 Building, 5F
               942 Daechi 3-Dong, Kangnam-Gu
               Seoul, 135-283
               Fax: (82-2) 528-3013

Article 7.  Miscellaneous
            -------------

7.1  Conduct
------------

     All Services to be performed by Liquid Audio shall be performed from Liquid Audio's facilities in the State of California in the United States of America. Liquid Audio shall at all time conduct its affairs under this Agreement in accordance with a high standard of business ethics and propriety and in accordance with the laws of the State of California and the United States of America.

7.2  Independent Contractor
---------------------------

     Nothing herein shall be construed to place Liquid Audio and SKM in relationship of partners, joint ventures or principal and agent. The parties hereto have negotiated and entered into this Agreement in good faith solely as Independent contractors, and no employer-employee relationship exists, nor shall be deemed to exist between them.

7.3  Expenses
-------------

     The parties shall bear their respective portions of costs and expenses arising from, or in connection with, this Agreement.

7.4  Governing Law
------------------

     This Agreement shall be governed by the laws of the Republic of Korea without regard to its conflicts of laws provisions.

7.5  Enforceability
-------------------

     Should any provision of this Agreement be deemed unenforceable in any judicial proceeding, such determination shall not affect the validity and enforceability of the balance of the Agreement.

7.6  No Waiver
--------------

     Any waiver by either party of any provision of this Agreement, or of any breach of this Agreement, shall be effective only if in writing signed by such party, and such waiver shall not be deemed a continuing waiver of such provision or a waiver of any subsequent breach of a similar or different nature.

7.7  Force Majeure
------------------

     In the event of any failure or delay in the performance of this Agreement due to war, civil commotion, fire, natural disaster, or any other similar cause whatsoever beyond the reasonable control of a party whose performance is affected thereby, the party so affected shall not be liable for such failure or delay or the results thereof. Upon
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                                   Exhibit 1
                                   ---------

                         Technical Consulting Services
                         -----------------------------

1.  Technical Support for Player Reference Design

2.  Techincal Support for the Development of Decoding Chip

3. Technical Rcommendation regarding all aspects of development for chipset configuration and PCB layout, etc.

4. Technical support regarding system design for optimal performance of, (I) Unauthorized copying prevention system for Liquid Audio's products, and (II) Identification System.

5.  Technical support in Liquid Audio's SP3 initiative.
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                                   Exhibit 2
                                   ---------

                         Business Consulting Services
                         ----------------------------

1. Support for Joint Research and development of business plan for Liquid Audio Korea (the joint Venture company, a.k.a., LAK) and Liquid TMC Corporation. Including, but not limited to, the following: (i) Research on music industry. (ii) Research on tax and incentive benefits. (iii) Consumer market behaviour. (iv) Detailed financial projections.

2.  Support for education regarding Liquid Audio's global business operations.

3. Support for education regarding Liquid Audio's technology and business plan in the United States.

4. Provision of information on worldwide trends: internet and global music industry.

5. Support for establishment of relationship with representatives of the local music industry.

6. Support for contacting and developing relationships with the intellectual property (IP - related) governmental agencies in Korea.

7. Support for education regarding the intellectual property rights and royalty reports.

8. Support for development of the management and organizational structures of Liquid Audio Korea.